First NLC Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

New York State

	Number		Percent of	Weighted
	of	Outstanding	Outstanding	Average
	Mortgage	Principal	Principal	Credit
Zip Code	Loans	Balance	Balance	Score	City
10031	1	617,846.68	0.62	631	NEW YORK
10303	2	491,129.29	0.49	579	STATEN ISLAND
10304	2	749,045.08	0.75	638	STATEN ISLAND
10306	1	249,627.03	0.25	505	STATEN ISLAND
10310	1	467,098.54	0.47	641	STATEN ISLAND
10312	2	315,149.73	0.32	590	STATEN ISLAND
10458	4	804,317.21	0.81	656	BRONX
10460	1	89,653.52	0.09	608	BRONX
10461	1	372,700.24	0.38	594	BRONX
10462	1	269,750.00	0.27	521	BRONX
10465	2	832,448.22	0.84	674	BRONX
10466	3	880,797.11	0.89	625	BRONX
10467	2	681,050.95	0.69	661	BRONX
10468	3	523,650.76	0.53	642	BRONX
10469	3	743,188.04	0.75	653	BRONX
10472	1	103,860.34	0.10	644	BRONX
10473	1	261,880.88	0.26	637	BRONX
10562	4	881,312.43	0.89	645	OSSINING
10566	2	524,275.00	0.53	681	PEEKSKILL
10606	1	600,000.00	0.60	606	WHITE PLAINS
10701	1	299,429.22	0.30	617	YONKERS
10801	1	335,664.87	0.34	649	NEW ROCHELLE
10804	1	540,000.00	0.54	647	NEW ROCHELLE
10916	1	188,205.01	0.19	633	CAMPBELL HALL
10920	2	445,000.00	0.45	632	CONGERS
10924	1	110,000.00	0.11	605	GOSHEN
10926	2	215,967.31	0.22	646	HARRIMAN
10940	1	184,074.14	0.19	666	MIDDLETOWN
10941	1	243,750.00	0.25	581	MIDDLETOWN
10954	1	286,929.63	0.29	611	NANUET
10956	1	585,000.00	0.59	592	NEW CITY

	Number		Percent of	Weighted
	of	Outstanding	Outstanding	Average
	Mortgage	Principal	Principal	Credit
Zip Code	Loans	Balance	Balance	Score	City
10960	1	397,500.00	0.40	619	NYACK
10977	5	1,433,037.28	1.44	642	CHESTNUT RIDGE
10992	1	31,500.00	0.03	627	WASHINGTONVILLE
11001	2	490,000.00	0.49	735	FLORAL PARK
11003	2	459,900.48	0.46	659	ELMONT
11102	1	598,453.14	0.60	607	ASTORIA
11203	2	520,558.38	0.52	581	BROOKLYN
11206	2	513,727.77	0.52	678	BROOKLYN
11207	2	467,489.30	0.47	544	BROOKLYN
11208	3	876,381.62	0.88	665	BROOKLYN
11212	5	1,203,611.16	1.21	658	BROOKLYN
11215	1	358,742.69	0.36	569	BROOKLYN
11216	1	342,839.72	0.35	674	BROOKLYN
11217	1	630,000.00	0.63	643	BROOKLYN
11218	1	267,180.82	0.27	548	BROOKLYN
11221	5	1,047,589.87	1.05	652	BROOKLYN
11226	1	518,500.00	0.52	557	BROOKLYN
11228	1	472,500.00	0.48	546	BROOKLYN
11229	1	575,000.00	0.58	713	BROOKLYN
11233	5	1,744,626.46	1.76	592	BROOKLYN
11234	7	2,085,722.25	2.10	595	BROOKLYN
11236	8	2,489,135.71	2.51	612	BROOKLYN
11356	4	1,070,144.52	1.08	648	COLLEGE POINT
11358	1	109,606.79	0.11	596	FLUSHING
11361	1	424,229.50	0.43	577	BAYSIDE
11367	1	248,862.66	0.25	628	FLUSHING
11368	2	1,087,133.91	1.09	667	COLLEGE POINT
11369	3	923,744.35	0.93	618	EAST ELMHURST
11373	1	647,596.35	0.65	645	ELMHURST
11378	2	916,707.84	0.92	724	MASPETH
11385	3	659,345.92	0.66	641	RIDGEWOOD
11411	3	777,253.24	0.78	604	CAMBRIA HEIGHTS
11412	3	774,419.83	0.78	622	SAINT ALBANS
11413	5	1,029,139.26	1.04	650	JAMAICA
11414	1	39,947.25	0.04	631	HOWARD BEACH
11418	1	287,511.16	0.29	656	RICHMOND HILL
11419	5	1,319,125.81	1.33	676	RICHMOND HILL

	Number		Percent of	Weighted
	of	Outstanding	Outstanding	Average
	Mortgage	Principal	Principal	Credit
Zip Code	Loans	Balance	Balance	Score	City
11420	1	299,387.35	0.30	731	SOUTH OZONE PARK
11421	2	610,775.81	0.61	686	WOODHAVEN
11422	1	468,427.04	0.47	591	ROSEDALE
11423	1	386,516.94	0.39	580	OZONE PARK
11428	1	340,000.00	0.34	602	QUEENS VILLAGE
11429	3	922,213.88	0.93	621	QUEENS VILLAGE
11432	1	538,340.25	0.54	660	JAMAICA
11433	6	1,257,385.56	1.27	630	HOLLIS
11434	14	4,384,360.58	4.41	627	HOWARD BEACH
11435	1	288,000.00	0.29	540	JAMAICA
11436	5	1,005,471.05	1.01	632	JAMAICA
11510	2	906,694.69	0.91	564	BALDWIN
11520	5	1,101,791.43	1.11	602	FREEPORT
11542	1	561,470.45	0.57	594	GLEN COVE
11550	7	1,789,677.80	1.80	636	HEMPSTEAD
11552	2	424,297.80	0.43	643	WEST HEMPSTEAD
11553	6	1,710,734.94	1.72	632	UNIONDALE
11559	1	301,000.00	0.30	623	LAWRENCE
11561	3	1,392,022.32	1.40	662	LONG BEACH
11570	4	821,194.84	0.83	644	ROCKVILLE CENTRE
11572	2	866,200.00	0.87	592	OCEANSIDE
11580	4	1,193,074.09	1.20	620	VALLEY STREAM
11581	4	1,283,852.51	1.29	629	VALLEY STREAM
11590	4	800,565.17	0.81	652	WESTBURY
11691	5	1,045,450.63	1.05	596	FAR ROCKAWAY
11692	2	900,000.00	0.91	674	EDGEMERE
11693	2	462,865.73	0.47	620	FAR ROCKAWAY
11702	1	368,500.00	0.37	595	BABYLON
11704	2	497,770.22	0.50	655	WEST BABYLON
11706	16	2,696,277.54	2.71	708	BAY SHORE
11710	2	866,704.37	0.87	564	BELLMORE
11713	5	821,739.08	0.83	625	BELLPORT
11716	2	770,106.57	0.78	615	BOHEMIA
11717	12	2,210,681.72	2.23	660	BRENTWOOD
11720	1	192,500.00	0.19	657	CENTEREACH
11722	8	1,432,941.03	1.44	618	CENTRAL ISLIP
11725	2	474,764.54	0.48	634	COMMACK

	Number		Percent of	Weighted
	of	Outstanding	Outstanding	Average
	Mortgage	Principal	Principal	Credit
Zip Code	Loans	Balance	Balance	Score	City
11726	2	835,411.26	0.84	642	COPIAGUE
11727	3	460,016.76	0.46	655	CORAM
11738	1	338,828.21	0.34	706	FARMINGVILLE
11741	1	257,786.20	0.26	701	HOLBROOK
11746	3	816,296.54	0.82	652	DIX HILLS
11747	1	383,596.48	0.39	609	MELVILLE
11749	2	361,500.00	0.36	623	ISLANDIA
11751	1	284,078.71	0.29	523	ISLIP
11756	3	1,018,145.39	1.02	610	LEVITTOWN
11757	5	862,403.04	0.87	612	LINDENHURST
11762	1	359,674.56	0.36	605	MASSAPEQUA PARK
11763	5	1,250,918.83	1.26	609	MEDFORD
11766	2	564,949.89	0.57	701	MOUNT SINAI
11772	6	1,530,590.92	1.54	582	PATCHOGUE
11776	1	383,997.56	0.39	654	PORT JEFFERSON STATI
11778	2	330,000.00	0.33	713	ROCKY POINT
11779	1	77,726.82	0.08	660	LAKE RONKONKOMA
11782	1	520,000.00	0.52	628	CHERRY GROVE
11784	2	570,717.71	0.57	574	SELDEN
11789	1	302,373.57	0.30	609	SOUND BEACH
11793	1	307,500.00	0.31	504	WANTAGH
11795	1	420,000.00	0.42	592	WEST ISLIP
11798	5	988,553.40	1.00	672	WYANDANCH
11801	1	423,137.42	0.43	656	HICKSVILLE
11803	1	387,895.69	0.39	719	PLAINVIEW
11933	3	528,250.97	0.53	623	CALVERTON
11935	1	179,911.27	0.18	546	CUTCHOGUE
11946	3	516,364.83	0.52	614	HAMPTON BAYS
11951	5	733,673.44	0.74	620	MASTIC BEACH
11953	3	538,708.42	0.54	642	MIDDLE ISLAND
11967	2	265,677.10	0.27	599	SHIRLEY
11968	1	597,507.18	0.60	548	SOUTHAMPTON
12198	1	129,987.92	0.13	637	WYNANTSKILL
12205	1	105,277.47	0.11	614	ALBANY
12302	2	248,442.44	0.25	550	SCHENECTADY
12401	2	190,000.00	0.19	674	KINGSTON
12482	1	152,215.13	0.15	610	SOUTH CAIRO

	Number		Percent of	Weighted
	of	Outstanding	Outstanding	Average
	Mortgage	Principal	Principal	Credit
Zip Code	Loans	Balance	Balance	Score	City
12528	1	255,000.00	0.26	563	HIGHLAND
12533	1	299,794.58	0.30	557	HOPEWELL JUNCTION
12550	2	430,453.72	0.43	590	NEWBURGH
12553	3	583,773.58	0.59	604	NEW WINDSOR
12586	1	209,529.32	0.21	610	WALDEN
12590	2	473,811.25	0.48	550	WAPPINGERS FALLS
12721	1	242,051.04	0.24	576	BLOOMINGBURG
13456	1	141,880.88	0.14	624	SAUQUOIT
14216	2	217,699.42	0.22	572	BUFFALO
14222	2	149,391.08	0.15	679	BUFFALO

Total:	380	99,350,822.20	100.00	629	—

Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.